SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C.  20549


Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
 The Securities Act of 1934


June 29, 2001
(Date of Report, date of earliest event reported)


Stage Stores, Inc.
(Exact name of registrant as specified in its charter)


001-14035
(Commission File Number)

DELAWARE
(State or other jurisdiction
of incorporation)
76-0407711
(I.R.S. Employer Identification No.)


10201 Main Street, Houston, Texas
(Address of principal executive offices)
77025
(Zip Code)


(713) 667-5601
(Registrant's telephone number, including area code)


Not Applicable
(Former name or former address, if changed since last report)



ITEM 5.  Other Events.

A press release regarding the Company announcing that, on June
29, 2001, the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division approved the Company's Amended and Restated
Disclosure Statement Under 11 U.S.C. Section 1125 in Support of Third Amended Plan of Reorganization, as Modified (the "Plan") as containing adequate information, scheduled a hearing on August 8, 2001 for consideration and confirmation of the Plan and established July 16, 2001 as the record date for the purpose of determining which creditors may be entitled to receive distributions under the Plan was issued by the Company on July 2, 2001 and is attached hereto as Exhibit 99.1.


ITEM 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1 Press release dated July 2, 2001 issued by the Company.








SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  STAGE STORES, INC.

July 3, 2001
 (Date)                     /s/ Michael E. McCreery
                                 Michael E. McCreery
                                 Executive Vice President and Chief
                                 Financial Officer










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